SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance Closed-End Funds

SCRIPT 1: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

You should soon be receiving proxy materials for an upcoming Joint Special Meeting of Fund Shareholders. At the meeting, fund shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve our Fund shareholders and other clients.

It is very important that you vote your shares as soon as possible. You may do so using any of the convenient methods outlined on the proxy card you receive.

Thank you for your assistance.

SCRIPT 2: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help. Each Fund is seeking to approve a new investment advisory agreement in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and other clients.

It is very important that you vote your shares.

To support your Fund and help approve the new agreements, please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

Thank you for your assistance.

SCRIPT 3 – Live and machines

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help. The Funds are seeking to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve our Fund shareholders and other clients.

It is very important that you vote your shares.

To support your Fund and help approve the new agreements, please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your answering machine or voicemail, please contact us at (800) 622-1569 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will take only a few minutes of your time.

Thank you for your assistance.

SCRIPT 4 – Machines only

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help. The Funds are seeking to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve our Fund shareholders and other clients.

It is very important that you vote your shares.

If you are receiving this message on your answering machine or voicemail, please call (800) 622-1569 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will take only a few minutes of your time.

Thank you for your assistance.